UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  December 31, 2018 (December 28, 2018)

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663

 (Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Background of the Note Transactions

As previously reported in a Current Report on Form 8-K filed by the Company on May 16, 2018, on May 15, 2018, the DPW Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (as amended, the “May SPA”) with and institutional investor (the “Investor”) providing for the issuance of (i) a Senior Secured Convertible Promissory Note (as amended, the “May Note”) with a principal face amount of $6,000,000, which Convertible Note (as amended on August 31, 2018) is, subject to certain conditions, convertible into 15,000,000 shares of Common Stock of the Company at $0.40 per share; (ii) a five-year warrant to purchase 1,111,111 shares of Common Stock at an exercise price of $1.35; (iii) a five-year warrant to purchase 1,724,138 shares of Common Stock at an exercise price of $0.87 per share; and (iv) 344,828 shares of Common Stock.

As previously reported in Current Reports on Form 8-K filed by the Company on July 2, 2018, the Company and the Investor entered into an agreement, among other things, to amend the May SPA and the May Note pursuant to the terms and subject to the conditions set forth in Amendment No. 3 Agreement and Amendment No. 4 Agreement. In addition, the Company entered into a Securities Purchase Agreement with the Investor providing for the issuance of (i) a Senior Secured Convertible Promissory Note (as amended, the “July Note”) with a principal face amount of $1,000,000, which Convertible Note is, subject to certain conditions, convertible into 2,500,000 shares of Common Stock of the Company at $0.40 per share), and (ii) up to 400,000 shares of Common Stock

As previously reported in a Current Report on Form 8-K filed by the Company on September 4, 2018, on August 31, 2018, the Company and the Investor entered into an amendment, among other things, to further amended the May SPA and the May Note, pursuant to the terms and subject to the conditions set forth in Amendment No. 5 Agreement and Amendment No. 6 Agreement. In addition, the Company entered into a Securities Purchase Agreement with the Investor providing for the issuance of a Senior Secured Convertible Promissory Note (the “September Note”) with a principal face amount of $2,000,000, which August Note is convertible into 5,000,000 shares of Common Stock

As previously reported in a Current Report on Form 8-K filed by the Company on September 25, 2018, the Company and the Investor further amended the May Note, among other things, pursuant to the terms and subject to the conditions set forth in Amendment No. 7 Agreement.

As previously reported in a Current Report on Form 8-K filed by the Company on November 16, 2018, the Company and the Investor further amended the May Note, among other things, pursuant to the terms and subject to the conditions set forth in Amendment No. 8 Agreement.

As previously reported in a Current Report on Form 8-K filed by the Company on December 10, 2018, on December 7, 2018, the Company and the Investor further amended the May Note, among other things, pursuant to the terms and subject to the conditions set forth in Amendment No. 9 Agreement.

As previously reported in a Current Report on Form 8-K filed by the Company on December 20, 2018, the Company and the Investor entered into Amendment No. 10 Agreement (the “Amendment No. 10”), which further amends the payment terms and sets forth additional conditions to the May Note, July Note and September Note. Pursuant to the terms and subject to the conditions set forth in the Amendment No. 10, (i) Ault & Company, Inc. (“A&C”), has agreed to issue a corporate guarantee (the “Guarantee”) of the performance of the obligations due to the Investor by the Company and its subsidiaries in the amount of $4,350,000, provided that the Guarantee will be of no further force or effect subsequent to the occurrence of certain events; (ii) the Company must apply no less than forty percent (40%) of any proceeds raised from (A) any financing of the Company conducted by A&C or any third party, (B) the repayment of outstanding loans by I. AM, Inc., to Digital Power Lending, LLC, and (C) the repayment of outstanding loans, but not payment of outstanding accounts receivable, by Avalanche International Corporation to the Company, to the amortization payments of the May Note, then to all sums due under the July Note, then to all sums due under the September Note, and finally to all remaining sums due under the May Note; and (iii) the Company shall increase the number of such shares reserved by its transfer agent to 125,000,000, which figure shall be reduced by 12,500,000 shares for each repayment by the Company to Dominion of its debt obligations thereto in the amount of $1,000,000. In consideration for the Company’s agreement to enter into the Amendment No. 10, the Investor (i) provided financing for purchase orders in the amount of $200,000 to Microphase Corporation (“Microphase”) and $500,000 to Enertec Systems 2001, Ltd. (“Enertec”), respectively, and (ii) extend the maturity date of the July Note and the September Note, in each case, to February 15, 2019, as to fifty percent (50%) of the amount due thereunder, and the remaining fifty percent (50%) due thereunder, including accrued but unpaid interest, to May 15, 2019. The foregoing is only a brief description of the material terms of Amendment No. 10, which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC as of December 20, 2018, and the other transaction documents referred to herein, all of which are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

The Note Transactions and Related Agreements

On December 28, 2018, Enertec entered into that certain Secured Promissory Note (the “Enertec Note”), whereby in consideration of the $500,000 in financing provided by Dominion to Enertec, and Enertec agreed to pay interest in an amount of 10% per annum in cash to Dominion, beginning on January 15, 2019, on a monthly basis, until the Enertec Note is paid in full. The maturity date of the Enertec Note shall be the earlier of June 15, 2019 or as otherwise provided in the terms of the Enertec Note. Any amounts due and payable by Enertec to Dominion as of the maturity date shall be payable to Dominion in cash. Pursuant to the terms of the Enertec Note, if an event of default occurs that has not been cured, the outstanding principal amount of the Enertec Note, plus accrued but unpaid interest, any liquidated damages and other amounts owing in respect thereof through the date of acceleration become, at Dominion’s election, immediately due and payable in cash in an amount equal to 125% of the outstanding principal amount of the Enertec Note and accrued and unpaid interest, in addition to all other payments due. After the occurrence of an event of default that results in acceleration of payment, Enertec shall pay to Dominion an additional interest rate equal to the lesser of 1.5% per month (18% per annum) or the maximum rate permitted under applicable law. The foregoing is only a brief description of the material terms of the Enertec Note, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

On December 28, 2018, Microphase entered into that certain Secured Promissory Note (the “Microphase Note”), whereby in consideration of the $200,000 in financing provided by Dominion to Microphase, and Microphase agreed to pay interest in an amount of 10% per annum in cash to Dominion, beginning on January 15, 2019, on a monthly basis, until the Microphase Note is paid in full. The maturity date of the Microphase Note shall be the earlier of March 31, 2019, or as otherwise provided in the terms of the Microphase Note. Any amounts due and payable by Microphase to Dominion as of the maturity date shall be payable to Dominion in cash. Pursuant to the terms of the Microphase Note, if an event of default occurs that has not been cured, the outstanding principal amount of the Microphase Note, plus accrued but unpaid interest, any liquidated damages and other amounts owing in respect thereof through the date of acceleration become, at Dominion’s election, immediately due and payable in cash in an amount equal to 125% of the outstanding principal amount of the Microphase Note and accrued and unpaid interest, in addition to all other payments due. After the occurrence of an event of default that results in acceleration of payment, Microphase shall pay to Dominion an additional interest rate equal to the lesser of 1.5% per month (18% per annum) or the maximum rate permitted under applicable law. The foregoing is only a brief description of the material terms of the Microphase Note, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

In connection with the Enertec Note and the Microphase Note, Milton C. Ault III (the “Guarantor”) together with Dominion, entered into that certain personal guarantee agreement (the “Guaranty Agreement”), for the benefit of Dominion, whereby upon the terms and subject to the conditions set forth in the Guaranty Agreement, the Guarantor guaranteed (a) the payment of the Notes (as defined in the Guaranty Agreement); (b) the performance by the Company, Microphase and Enertec of their respective obligations under the Notes and other Transaction Documents (as defined in the Guaranty Agreement); (c) the performance by A&C of its obligations and (d) the payment of any reasonable costs or expenses, including, without limitation, Dominion’s reasonable attorneys’ fees incurred by Dominion in connection with enforcing Dominion’s rights under the Guaranty Agreement, the Notes or other Transaction Documents. The foregoing is only a brief description of the material terms of the Guaranty Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K.

In connection with the Enertec Note and the Microphase Note, the Company Enertec, Microphase, A&C together with Dominion, entered into that certain performance guaranty agreement (the “Performance Agreement”). Under the terms of the Performance Agreement, A&C, the Company, Enertec and Microphase (the “Performing Parties”) provided certain assurances to Dominion, including but not limited to: covenants and agreements that the Performing Parties shall not fail to perform any covenant, condition, promise, agreement or obligation of any of the Performing Parties in connection with any of their obligations to Dominion as described herein, and in the Performance Agreement. In consideration for the promises therein, the Guarantee Amount in the amount of $4,350,000 shall be reduced by 25% for each one dollar ($1.00) reduction in the outstanding principal amount under the DPW Notes (as defined in the Performance Agreement), the Enertec Note and the Microphase Note. The foregoing is only a brief description of the material terms of the Performance Agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K.

In connection with the Enertec Note, Enertec and Dominion entered into that certain security agreement (the “Enertec Security Agreement”), whereby Enertec shall grant to Dominion a security interest in certain property of Enertec to secure prompt payment, performance and discharge of Enertec’s obligations under the Enertec Note, including but not limited to the “pledged securities,” which include all outstanding capital stock of Enertec. The foregoing is only a brief description of the material terms of the Enertec Security Agreement, which is attached as Exhibit 10.5 to this Current Report on Form 8-K.

In connection with the Microphase Note, Microphase and Dominion entered into that certain security agreement (the “Microphase Security Agreement”), whereby Microphase shall grant to Dominion a security interest in certain property of Microphase to secure prompt payment, performance and discharge of Microphase’s obligations under the Microphase Note, including but not limited to the “pledged securities,” which include all outstanding capital stock of Microphase. The foregoing is only a brief description of the material terms of the Microphase Security Agreement, which is attached as Exhibit 10.6 to this Current Report on Form 8-K.

Item 9.01 Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

10.1	$500,000 Secured Promissory Note dated as of December 28, 2018, by Enertec Systems 2001 Ltd.
10.2	$200,000 Secured Promissory Note dated as of December 28, 2018, by Microphase Corporation
10.3	Personal Guaranty Agreement dated as of December 28, 2018, by Milton C. Ault III and Dominion Capital, LLC
10.4	Performance Guaranty Agreement dated as of December 28, 2018, by DPW Holdings, Inc., Microphase Corporation, Enertec Systems 2001 Ltd. and Dominion Capital, LLC
10.5	Security Agreement dated as of December 28, 2018, by Enertec Systems 2001 Ltd and Dominion Capital, LLC
10.6	Security Agreement dated as of December 28, 2018, by Microphase Corporation and Dominion Capital, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: December 31, 2018	/s/ Milton C. Ault III
Milton C. Ault III Chief Executive Officer